UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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SHAKE SHACK INC.
(Exact name of registrant as specified in its charter)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 12, 2018. SHAKE SHACK INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 17, 2018 Date: June 12, 2018 Time: 9:00 AM Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SHAK2018. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SHAK2018 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. SHAKE SHACK INC. 225 VARICK STREET, SUITE 301 NEW YORK, NEW YORK 10014 E46810-P09537 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. tv491977-c001 Stamp# 1

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORT NOTICE AND PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX During The Meeting: (located on the following page) available and follow the instructions. Go to www.virtualshareholdermeeting.com/SHAK2018. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. E46811-P09537 tv491977-c001 Stamp# 2

Voting Items The Board of Directors recommends you vote “FOR” all of the nominees listed: 1. Election of Directors Nominees: Terms expiring at the 2021 Annual Meeting of Stockholders: 1a. Jenna Lyons 1b. Bert Vivian The Board of Directors recommends you vote “FOR” the following proposal: 2. Ratification of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm The Board of Directors recommends you vote “FOR” the following proposal: 3. Approval, on an advisory basis, of the compensation of our Named Executive Officers The Board of Directors recommends you vote “ONE YEAR” on the following proposal: 4. Advisory vote on the frequency of future advisory votes on compensation our Named Executive Officers E46812-P09537 tv491977-c001 Stamp# 3